                                                                   Exhibit 10.23

         ---------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                                 By and Between

                        STORYFIRST COMMUNICATIONS, INC.,

                                       and

                     ALFA CAPITAL HOLDINGS (CYPRUS) LIMITED

                               Dated July 29, 2003

          ------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

         This Agreement (the "Agreement") is made and entered into this 29th day of July, 2003 by and between:

         (1) StoryFirst Communications, Inc., a Delaware corporation (the
         "Company"); and

         (2) Alfa Capital Holdings (Cyprus) Limited, a private limited liability company incorporated under the laws of Cyprus (the "Purchaser").

         The Company and the Purchaser are hereinafter sometimes referred to individually as a "Party" and collectively as the "Parties".

                                    PREAMBLE

         WHEREAS, the Purchaser desires to own a 25% interest in the Company;

         WHEREAS, the Purchaser currently owns, or will own prior to the closing of the transactions contemplated hereby, 819,602 shares, having a nominal value of Rubles 10 each (the "CTC Shares"), of ZAO "CTC", a closed joint stock company organized and existing under the laws of the Russian Federation ("CTC"); and

         WHEREAS, in exchange for, among other consideration, the CTC Shares and subject to the terms and conditions set forth herein, the Company desires to sell to the Purchaser a number of shares of the Company such that, together with the Purchaser's other shares of the Company, the Purchaser owns a 25% interest in the Company immediately following the Closing (as defined herein).

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1      Unless the context shall otherwise require, capitalized terms used herein shall have the following meanings (such
                  definitions to be equally applicable to both the singular and plural forms of the terms used):

                  1.1.1    "Applicable Law" means, with respect to any Party,
                           all laws, ordinances, regulations, judgments,
                           decrees, decisions, and rules of any Governmental
                           Authority or non-governmental regulatory body, and
                           any international treaties and agreements, in force
                           and governing such Party and/or its business
                           activities, or the Transactions contemplated
                           hereunder.

                  1.1.2    "Business Day" means any day on which banks are open
                           for business in Moscow, Russian Federation and San
                           Francisco, California, U.S.A.

                                      -1-

                  1.1.3    "Cash Consideration" means the sum of (i) $15,648,229
                           less the amount of the Loan Balance and (ii) the
                           Top-Up Consideration, if any.

                  1.1.4    "Closing" shall have the meaning ascribed to such
                           term in Section 3.1 hereof.

                  1.1.5    "Closing Date" shall have the meaning ascribed to
                           such term in Section 3.1.

                  1.1.6    "Common Stock" means the common stock, par value
                           $0.01 per share, of the Company.

                  1.1.7    "Consideration" shall have the meaning ascribed to
                           such term in Section 2.2.

                  1.1.8    "Dollar" and "$" means the lawful currency of the
                           United States of America.

                  1.1.9    "Financial Statements" shall have the meaning
                           ascribed to such term in Section 4.2.7.

                  1.1.10   "Government Approvals" means authorizations,
                           licenses, permits and consents from or registrations
                           with or notifications of Governmental Authorities
                           that may be required, necessary or desirable in order
                           to give effect to this Agreement, the transactions
                           contemplated hereby and the making, assignment and
                           repayment of the Loan.

                  1.1.11   "Governmental Authority" means, with respect to the
                           Company, any national, regional, local or other
                           governmental authority or court of the U.S. or the
                           Russian Federation and, with respect to the
                           Purchaser, any national, regional, local or other
                           governmental authority or court of Cyprus or the
                           Russian Federation.

                  1.1.12   "Hart-Scott-Rodino Act" means the U.S.
                           Hart-Scott-Rodino Antitrust Improvements Act of 1976,
                           as amended.

                  1.1.13   "Initial Shares" means that number of shares of
                           Common Stock and/or Senior Stock (as determined in
                           accordance with Section 2.4 hereof) equal to 23.47%
                           of the issued and outstanding capital stock of the
                           Company, determined on an as-if-converted to Common
                           Stock basis immediately following the Closing before
                           taking into account any shares of capital stock of
                           the Company issued in connection with the exercise of
                           the Pre-Emptive Rights, if any.

                  1.1.14   "Loan" shall have the meaning ascribed to such term
                           in Section 5.2.7.

                                      -2-

                  1.1.15   "Loan Assignment" means the assignment in
                           substantially the form initialled by the parties
                           hereto on the date hereof relating to the assignment
                           of the Loan from the Purchaser to the Company.

                  1.1.16   "Loan Balance" means the principal amount of the Loan
                           plus any accrued and unpaid interest thereon as of
                           the Closing Date.

                  1.1.17   "Loan Documents" shall have the meaning ascribed to
                           such term in Section 5.2.7.

                  1.1.18   "Option Agreement" means the option agreement between
                           the Company and the Purchaser substantially in the
                           form initialled by the parties hereto on the date
                           hereof.

                  1.1.19   "Person" means any individual, corporation, limited
                           or general partnership, limited liability company,
                           joint venture, association, trust, estate,
                           unincorporated organization, entity or any
                           Governmental Authority or political subdivision
                           thereof or any other entity or organization.

                  1.1.20   "Pre-Emptive Rights" shall have the meaning ascribed
                           to such term in Section 5.2.9.

                  1.1.21   "Register" means the official shareholders register
                           of CTC.

                  1.1.22   "Rubles" means the lawful currency of the Russian
                           Federation.

                  1.1.23   "Russian Competition Act" shall have the meaning
                           ascribed to such term in Section 5.2.8.

                  1.1.24   "Securities Act" means the U.S. Securities Act of
                           1933, as amended.

                  1.1.25   "Senior Stock" means the Company's Super Senior
                           Preferred Stock, $0.01 par value per share, with the
                           rights and preferences set forth in the Company's
                           Amended and Restated Certificate of Incorporation as
                           on file with the Secretary of State of the State of
                           Delaware on the date hereof.

                  1.1.26   "Shares" means collectively the Initial Shares and,
                           if any, the Top-Up Shares.

                  1.1.27   "Stockholders' Agreement" means the stockholders'
                           agreement among the Company, the Purchaser and
                           certain stockholders of the Company substantially in
                           the form initialled by the parties hereto on the date
                           hereof.

                  1.1.28   "Top-Up Consideration" means zero if there are no
                           Top-Up Shares to be purchased hereunder or, if
                           otherwise, the Dollar amount equal to the number of
                           Top-Up Shares (determined on an as-if-converted to
                           Common Stock basis) multiplied by the Top-Up Price.

                  1.1.29   "Top-Up Election" shall have the meaning ascribed to
                           such term in Section 2.3.

                                      -3-

                  1.1.30   "Top-Up Notice" shall have the meaning ascribed to
                           such term in Section 2.3.

                  1.1.31   "Top-Up Price" means the price per share paid by the
                           holders of the Pre-Emptive Rights upon exercise of
                           such rights.

                  1.1.32   "Top-Up Shares" means, in the event of any exercise
                           of the Pre-Emptive Rights, a number of shares of
                           Common Stock and/or Senior Stock (as determined in
                           accordance with Section 2.4 hereof) set forth in the
                           Top-Up Election; provided, however, that such number
                           of shares shall not exceed X (rounded down to the
                           nearest whole share) where:

                                    X = A/(1-B) - A

                           Where:

                                    A =     the number of shares of capital
                                            stock of the Company (determined on
                                            an as-if-converted to Common Stock
                                            basis) purchased by the holders of
                                            Pre-Emptive Rights in connection
                                            with the exercise of the Pre-Emptive
                                            Rights; and

                                    B =     the percentage of the issued and
                                            outstanding capital stock of the
                                            Company owned by the Purchaser
                                            (including any shares of the
                                            Company's capital stock purchased
                                            from existing shareholders of the
                                            Company) immediately following the
                                            Closing (excluding any shares of
                                            capital stock of the Company issued
                                            in connection with the exercise of
                                            the Pre-Emptive Rights and
                                            determined on an as-if-converted to
                                            Common Stock basis); provided,
                                            however, that such percentage shall
                                            not in any event exceed 25%.

                  1.1.33   "Transaction Documents" means this Agreement, the
                           Loan Assignment, the Stockholders' Agreement, the
                           Option Agreement and any other documents and
                           instruments referred to herein or therein.

                  1.1.34   "Transactions" means all of the transactions
                           contemplated by this Agreement, including, without
                           limitation, (a) the issuance of Shares by the Company
                           to the Purchaser in exchange for the Consideration
                           and (b) the execution, delivery and performance of
                           this Agreement and the other Transaction Documents.

                  1.1.35   "Transfer Notice" means the notice by the Purchaser
                           to CTC and the CTC shareholders regarding its
                           intention to consummate the sale of the CTC Shares
                           contemplated hereunder, such notice setting forth the
                           purchase price, payment terms and other material
                           terms of such transaction.

                  1.1.36   "U.S." and "U.S.A." means the United States of
                           America.

                                      -4-

                                    ARTICLE 2
                          AUTHORIZATION; SALE OF SHARES

         2.1      Authorization. The Company has, or before the Closing will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of the Shares.

         2.2      Sale of Shares. Subject to the terms and conditions of this
                  Agreement, at the Closing, the Company will sell and issue to the Purchaser, and the Purchaser will purchase, the Shares in exchange for the following consideration (the
                  "Consideration"):

                  2.2.1.   the sale, transfer and assignment of the CTC Shares
                           to the Company;

                  2.2.2.   an assignment of all principal and accrued and unpaid
                           interest on the Loan in accordance with the Loan
                           Assignment; and

                  2.2.3.   the Cash Consideration.

         2.3      Top-Up Shares. If there is an exercise of any Pre-Emptive
                  Rights, the Purchaser shall have the right to purchase, and the Company shall be obligated to issue to the Purchaser, the
                  Top-Up Shares at a price per share equal to the Top-Up Price.
                  Promptly following the lapse of the exercise periods for the
                  Pre-Emptive Rights, the Company shall provide written notice
                  (the "Top-Up Notice") to the Purchaser of the election by any holder of Pre-Emptive Rights to exercise such rights,
                  including the number of shares to be so purchased, the price per share to be paid and the maximum number of Top-Up Shares purchasable hereunder by the Purchaser. If the Purchaser
                  desires to purchase any Top-Up Shares, the Purchaser shall provide, no later than five (5) Business Days following the deemed receipt of the Top-Up Notice, an irrevocable written notice to the Purchaser (the "Top-Up Election") of its
                  election to purchase Top-Up Shares and the number of shares it so elects to purchase.

         2.4      Form of Shares. If, on the Closing Date, the Company has
                  issued and outstanding Senior Stock, the Company shall sell and issue to the Purchaser the Shares in the form of a
                  combination of shares of Senior Stock and Common Stock, where, with respect to the Initial Shares, the number of shares of
                  Senior Stock shall be 36,432 and the number of shares of
                  Common Stock shall be equal to the total number of Initial
                  Shares to be issued and sold hereunder less the number of
                  shares of Senior Stock so issued and where, with respect to the Top-Up Shares, the ratio of shares of Senior Stock to
                  Common Stock shall be the same as with respect to the Initial
                  Shares. If on the Closing Date, the Company's issued and
                  outstanding capital stock comprises solely Common Stock, the
                  Company shall sell and issue to the Purchaser the Shares
                  solely in the form of Common Stock.

         2.5      Taxes. The Parties acknowledge that as of the date of this
                  Agreement, delivery of the Consideration by the Purchaser in the manner contemplated by this Agreement is not subject to any withholding tax or duty under Applicable Law. The Parties further acknowledge and agree that the Cash Consideration
                  shall be net of all taxes and duties that may be imposed under
                  Applicable Law.

                                      -5-

                                    ARTICLE 3
                              CLOSING ARRANGEMENTS

         3.1      Closing. The closing of the sale and purchase of the Shares
                  (the "Closing") shall take place within 14 Business Days
                  following the satisfaction of the conditions precedent set forth in Sections 5.1, 5.2 and 5.3 or their waiver by the
                  relevant Party, but in no event later than August 31, 2003 or such other date as the Parties may agree in writing. Such date is referred to herein as the "Closing Date". The Closing shall take place at 10:00 a.m. on the Closing Date at the offices of
                  CTC, 12, 3rd Khoroshevskaya Ul., 123298 Moscow, Russia or at
                  such other time on the Closing Date or such other place as may be agreed by the Parties.

         3.2      Actions at Closing. At the Closing, the Company and/or the
                  Purchaser shall take the following actions:

                  3.2.1.   the Purchaser shall deliver to the Company a
                           certified extract from the Register evidencing the
                           Company as the owner of the CTC Shares;

                  3.2.2.   the Purchaser shall pay the Cash Consideration by
                           wire transfer of immediately available funds in
                           Dollars to the account of the Company, as designated
                           by the Company in writing to the Purchaser; and

                  3.2.3.   each of the Company and the Purchaser shall execute
                           and deliver (i) the Loan Assignment, (ii) the
                           Stockholders' Agreement and (iii) the Option
                           Agreement.

         3.3      Delivery of Share Certificates. Upon receipt of the documents set forth in Section 3.2.1 above and upon receipt of the Cash
                  Consideration the Company shall deliver to the Purchaser a certificate(s) for the Shares, registered in the name of the
                  Purchaser.

         3.4      Company Further Assurances. The Company, from time to time after the Closing Date, at the Purchaser's request, shall take such other actions and execute and deliver such other
                  documents, certificates, instruments of conveyance and further assurances as the Purchaser may reasonably request in order to vest more fully and effectively in the Purchaser all rights and ownership in, and title to, and to put the Purchaser more fully in possession of the Shares, or to carry out, evidence or confirm the intended purposes of this Agreement.

         3.5      Purchaser Further Assurances. The Purchaser, from time to time after the Closing Date, at the Company's request, shall take such other actions and execute and deliver such other
                  documents, certificates, instruments of conveyance and further assurances as the Company may reasonably request in order to vest more fully and effectively in the Company all rights and ownership in, and title to, and to put the Company more fully in possession of the CTC Shares and the Loan, or to carry out, evidence or confirm the intended purposes of this Agreement.
                  If, notwithstanding the assignment of the Loan, the Purchaser or any of its affiliates (other than the Company) receives payment from CTC of any amount under or in respect of the
                  Loan, at any time after the Closing Date, the Purchaser will promptly pay the amount so received to the Company.

                                      -6-

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         4.1      Representations and Warranties of the Purchaser. As a material inducement to the Company's entry into this Agreement and the performance of the transactions contemplated hereby and
                  acknowledging that the Company is entering into this Agreement in reliance on the representations and warranties in this
                  Section 4.1, the Purchaser represents and warrants to the
                  Company that as of the date of this Agreement and the Closing
                  Date:

                  4.1.1    Due Registration and Corporate Power. The Purchaser
                           is duly organized and registered and validly existing
                           under the laws of Cyprus, has the full power and
                           authority to own and dispose of the assets it owns
                           and to perform its obligations under this Agreement
                           and the other Transaction Documents, and its
                           constituent documents are in full force and effect.
                           The Purchaser has not been organized, reorganized or
                           recapitalized specifically for the purpose of
                           investing in the Company.

                  4.1.2    Authorization. The execution, delivery and
                           performance of this Agreement and the other
                           Transaction Documents have been duly authorized by
                           all necessary action of its governing bodies.

                  4.1.3    Enforceability of Obligations. This Agreement has
                           been, and, upon the Closing, the other Transaction
                           Documents will be, duly executed and delivered by the
                           Purchaser and, assuming the due authorization,
                           execution and delivery of this Agreement by the
                           Company and of the other Transaction Documents by the
                           parties thereto other than the Purchaser, constitute
                           or will constitute its legal, valid and binding
                           obligations, enforceable against it in accordance
                           with their respective terms, except to the extent
                           that such enforcement may be subject to bankruptcy,
                           insolvency, reorganization or other similar laws now
                           or hereafter in effect relating to creditors' rights
                           and remedies generally.

                  4.1.4    Ownership of the CTC Shares. As of the Closing, the
                           Purchaser shall be the owner of the CTC Shares with
                           good and valid title thereto, free and clear of any
                           mortgages, liens, security interests, claims and
                           other encumbrances (other than its obligations
                           hereunder) and upon transfer to the Company hereunder
                           the CTC Shares will be validly issued and outstanding
                           in the name of the Company, fully paid and free and
                           clear of any mortgages, liens, security interests,
                           claims and other encumbrances.

                                      -7-

                  4.1.5    Ownership of the Loan. As of the Closing, the
                           Purchaser shall be the owner of the Loan with good
                           and valid title thereto, free and clear of any
                           mortgages, liens, security interests, claims and
                           other encumbrances and upon assignment to the Company
                           hereunder the Loan will be free and clear of any
                           mortgages, liens, security interests, claims and
                           other encumbrances. The Loan will constitute a legal,
                           valid and binding obligation of CTC enforceable
                           against it in accordance with the terms thereof, and
                           all Government Approvals in connection with the
                           making, assignment and repayment of the Loan have
                           been, or by the Closing will be, obtained and in full
                           force and effect. The total outstanding principal
                           amount of the Loan is not less than $9,838,281.08. No
                           part of the Loan has been paid and the Purchaser has
                           received no notice and is not otherwise aware of any
                           defense to the Loan.

                  4.1.6    Noncontravention. Subject to compliance with the
                           applicable requirements of the Hart-Scott-Rodino Act
                           and the Russian Competition Act, neither the
                           execution and delivery by the Purchaser of this
                           Agreement or the other Transaction Documents, nor the
                           consummation by the Purchaser of the transactions
                           contemplated hereby or thereby, will (a) conflict
                           with or violate any provision of the constituent
                           documents of the Purchaser, (b) require on the part
                           of the Purchaser any notice to or filing with, or any
                           permit, authorization, consent or approval of, any
                           Governmental Authority, (c) conflict with, result in
                           a breach of, constitute (with or without due notice
                           or lapse of time or both) a default under, result in
                           the acceleration of obligations under, create in any
                           party the right to terminate, modify or cancel, or
                           require any notice, consent or waiver under, any
                           contract or instrument to which the Purchaser is a
                           party or by which the Purchaser is bound or to which
                           any of its assets is subject, (d) result in the
                           imposition of any security interest. lien, charge or
                           encumbrance upon any assets of the Purchaser or (e)
                           violate any order, writ, injunction, decree, statute,
                           rule or regulation applicable to the Purchaser or any
                           of its properties or assets.

                  4.1.7    Litigation. The Purchaser is not a party to any
                           action, suit, investigation or proceeding pending
                           (or, to the knowledge of the Purchaser, threatened)
                           against it or affecting its property before any
                           judicial, arbitral or administrative body that, if
                           determined adversely to its interests, would
                           materially and adversely affect the ability of the
                           Purchaser to perform its obligations under this
                           Agreement or any other Transaction Document.

                                      -8-

                  4.1.8    No Claims. The Purchaser has no right to any claim or
                           compensation from the Company in connection with its
                           transfer of the CTC Shares or the Loan hereunder.
                           Other than the Loan, CTC has no outstanding
                           indebtedness to the Purchaser.

                  4.1.9    Investment. The Purchaser is acquiring the Shares,
                           and the shares of Common Stock into which the Shares
                           may be converted, for its own account for investment
                           and not with a view to, or for sale in connection
                           with, any distribution thereof, nor with any present
                           intention of distributing or selling the same; and
                           the Purchaser has no present or contemplated
                           agreement, undertaking, arrangement, obligation,
                           indebtedness or commitment providing for the
                           disposition thereof. The Purchaser is an "accredited
                           investor" as defined in Rule 501(a) under the
                           Securities Act.

                  4.1.10   Experience. The Purchaser has carefully reviewed the
                           representations concerning the Company contained in
                           this Agreement, and has made detailed inquiry
                           concerning the Company, its business and its
                           personnel; the officers of the Company have made
                           available to the Purchaser any and all written
                           information which it has requested and have answered
                           to the Purchaser's satisfaction all inquiries made by
                           the Purchaser; and the Purchaser has sufficient
                           knowledge and experience in finance and business that
                           it is capable of evaluating the risks and merits of
                           its investment in the Company and the Purchaser is
                           able financially to bear the risks thereof.

         4.2      Representations and Warranties of the Company. As a material inducement to the entry into this Agreement by the Purchaser and the performance of the transactions contemplated hereby and acknowledging that the Purchaser is entering into this
                  Agreement in reliance on the representations and warranties in this Section 4.2, the Company represents and warrants to the
                  Purchaser that as of the date of this Agreement and the
                  Closing Date:

                  4.2.1    Company's Due Registration and Corporate Power. The
                           Company is duly organized and registered and validly
                           existing under the laws of the jurisdiction of its
                           creation, has the full power and authority to own and
                           dispose of the assets it owns and to perform its
                           obligations under this Agreement and the other
                           Transaction Documents to which it is a party.

                  4.2.2    Authorization by the Company. The execution, delivery
                           and performance of this Agreement and the other
                           Transaction Documents to which it is a party have
                           been duly authorized by all necessary action of the
                           governing bodies of the Company.

                                       -9-

                  4.2.3    Enforceability of the Company's Obligations. This
                           Agreement has been, and, upon the Closing, the other
                           Transaction Documents to which it is a party will be,
                           duly executed and delivered by the Company and,
                           assuming the due authorization, execution and
                           delivery of this Agreement by the Purchaser and of
                           the other Transaction Documents by the parties
                           thereto other than the Company, constitutes or will
                           constitute its legal, valid and binding obligation,
                           enforceable against it in accordance with its terms,
                           except to the extent that such enforcement may be
                           subject to bankruptcy, insolvency, reorganization or
                           other similar laws now or hereafter in effect
                           relating to creditors' rights and remedies generally.

                  4.2.4    The Shares. The issuance, sale and delivery of the
                           Shares in accordance with this Agreement have been,
                           or will be on or prior to the Closing, duly
                           authorized by all necessary corporate action on the
                           part of the Company. The Shares when so issued, sold
                           and delivered against payment therefor in accordance
                           with the provisions of this Agreement will be duly
                           and validly issued, fully paid and nonassessable.
                           Immediately following the Closing but before taking
                           into account any shares of capital stock of the
                           Company issued in connection with the exercise of the
                           Pre-Emptive Rights, if any, the Initial Shares will
                           represent 23.47% of the issued and outstanding
                           capital stock of the Company, determined on an
                           as-if-converted to Common Stock basis. Except (i) as
                           set forth on Exhibit C to the Stockholders'
                           Agreement, (ii) for the rights of various
                           stockholders of the Company to maintain their
                           percentage ownership in the Company in connection
                           with the issuance of certain securities by the
                           Company and (iii) for the various classes and series
                           of preferred stock set forth in the Company's amended
                           and restated certificate of incorporation as on file
                           with the Secretary of State of the State of Delaware
                           as of the date hereof, there are no outstanding
                           options, warrants or other convertible securities or
                           other rights, agreements or arrangements under which
                           the Company is or may be obligated to issue equity
                           securities.

                  4.2.5    Noncontravention. Subject to compliance with the
                           applicable requirements of the Hart-Scott-Rodino Act
                           and the Russian Competition Act, neither the
                           execution and delivery by the Company of this
                           Agreement or the other Transaction Documents, nor the
                           consummation by the Company of the transactions
                           contemplated hereby or thereby, will (a) conflict
                           with or violate any provision of the constituent
                           documents of the Company, (b) require on the part of
                           the Company any notice to or filing with, or any
                           permit, authorization, consent or approval of, any
                           Governmental Authority, (c) conflict with, result in
                           a breach of, constitute (with or without due notice
                           or lapse of time or both) a default under, result in
                           the acceleration of obligations under, create in any
                           party the right to terminate, modify or cancel, or
                           require any notice, consent or waiver under, any
                           contract or instrument to which the Company is a
                           party or by which the Company is bound or to which
                           any of its assets is subject, (d) result in the
                           imposition of any security interest. lien, charge or
                           encumbrance upon any assets of the Company or (e)
                           violate any order, writ, injunction, decree, statute,
                           rule or regulation applicable to the Company or any
                           of its properties or assets.

                                       -10-

                  4.2.6    Litigation. The Company is not a party to any action,
                           suit, investigation or proceeding pending (or, to the
                           knowledge of the Company, threatened) against it or
                           affecting its property before any judicial, arbitral
                           or administrative body that, if determined adversely
                           to its interests, would materially and adversely
                           affect the ability of the Company to perform its
                           obligations under this Agreement or any other
                           Transaction Document.

                  4.2.7    Financial Statements. The Company's consolidated
                           financial statements at and for the period ended
                           December 31, 2002 (the "Financial Statements"), a
                           copy of which has been provided to the Purchaser,
                           were prepared in accordance with generally accepted
                           accounting principles applied on a consistent basis
                           during the periods involved and fairly present in all
                           material respects the consolidated financial position
                           of the Company as of the dates thereof and the
                           consolidated results of its operations for the
                           periods presented except, in each case, for the fact
                           that the Financial Statements have been prepared on
                           the basis that the results of operations of the
                           Company's subsidiary, Radio Maximum, are not
                           consolidated into the Company's consolidated results
                           and the audit committee of the Company's Board of
                           Directors and the Company's auditors have not
                           formally decided if this approach is appropriate or
                           if in fact such results should be consolidated within
                           the Financial Statements, consistent with the
                           Company's prior treatment of such results of
                           operations. Since December 31, 2002, there has not
                           been any change in the business, assets, financial
                           condition or results of operations of the Company
                           which in any case would have a material adverse
                           effect on the business, assets, financial condition,
                           or results of operation of the Company and its
                           subsidiaries, taken as a whole, except for changes
                           applicable to the Russian economy and international
                           securities markets generally.

                  4.2.8    Compliance with Applicable Law. The Company's
                           business has been conducted in accordance with all
                           Applicable Law (including Applicable Law relating to
                           licenses, and permits for ownership, occupancy and
                           operation of the Company's properties), except to the
                           extent that the failure to so conduct the business
                           would not reasonably be expected to have a material
                           adverse effect on the business, assets, financial
                           condition or results of operations of the Company and
                           its subsidiaries taken as a whole. As of the date of
                           this Agreement, to the best of the Company's
                           knowledge, no investigation or review by a
                           Governmental Authority with respect to the Company,
                           its directors, officers or any of its respective
                           properties is pending or threatened in writing.

                                       -11-

                  4.2.9    Liabilities. To the Company's knowledge there are no
                           liabilities of the Company of any kind whatsoever,
                           whether or not accrued or whether or not contingent
                           or absolute, determined or otherwise other than (i)
                           liabilities reflected on the balance sheets of the
                           Financial Statements and of the management accounts
                           of the Company for the quarter ended March 31, 2003
                           and (ii) liabilities that in aggregate would not
                           reasonably be expected to have a material adverse
                           effect on the business, assets, financial condition
                           or results of operation of the Company and its
                           subsidiaries taken as a whole.

                  4.2.10   Information for Valuation Reports. All historical
                           information regarding the Company and its
                           subsidiaries given by the Company to Deutsche Bank AG
                           to be used in connection with the preparation by
                           Deutsche Bank AG of its valuation report on the
                           Company dated September 4, 2002 and the update of
                           such valuation report dated March 2003 is true and
                           correct in all material respects and does not omit
                           material information necessary to make the
                           information provided, in light of the purpose for
                           which it was so provided, not misleading.

         4.3      Survival of Representations and Warranties. The
                  representations and warranties of the Purchaser and the
                  Company contained in Sections 4.1 and 4.2, respectively, shall survive the execution and delivery of this Agreement and the issuance of the Shares contemplated hereby, and all statements contained in any certificate or other instrument delivered by one Party hereunder shall be deemed to constitute
                  representations and warranties made by such Party and no
                  investigation by the other Party shall detract from, or
                  diminish the scope of, any representation or warranty or such
                  Party's reliance thereon.

                                    ARTICLE 5
                              CONDITIONS PRECEDENT

         5.1.     Conditions Precedent to Either Party's Obligations at Closing.
                  The obligations of the Company and the Purchaser to be
                  performed hereunder on the Closing Date shall be conditional upon all applicable waiting periods (and any extensions
                  thereof) under the Hart-Scott-Rodino Act having expired or having otherwise been terminated.

         5.2.     Conditions Precedent to the Company's Obligations at Closing.
                  Subject to the right of the Company to waive in writing any such conditions to its performance, the obligations of the
                  Company to be performed hereunder on the Closing Date shall be conditioned upon satisfaction of the following conditions
                  precedent:

                                       -12-

                  5.2.1    Compliance. The Purchaser shall have performed and
                           complied with all terms and conditions of this
                           Agreement at or before the Closing and the Purchaser
                           shall have executed and delivered or caused to have
                           been executed and delivered to the Company at the
                           Closing all documents contemplated to be delivered at
                           or before the Closing in accordance with Sections
                           3.2.1 and 3.2.3 hereof.

                  5.2.2    Accuracy of Representations and Warranties. All
                           representations and warranties of the Purchaser
                           contained in this Agreement shall remain true and
                           correct in all material respects at and as of
                           Closing.

                  5.2.3    No Litigation. No action or proceedings shall have
                           been instituted or threatened before or by any
                           Governmental Authority for the purpose of
                           invalidating, nullifying, enjoining, preventing or
                           restraining the Transactions contemplated by this
                           Agreement.

                  5.2.4    Shareholder Approval. The Company shall have received
                           the approval of the issuance of the Shares to the
                           Purchaser in the manner contemplated by this
                           Agreement by a majority of the votes represented by
                           the outstanding shares of capital stock of the
                           Company entitled to vote thereon.

                  5.2.5    Transfer Notice. The Purchaser shall have delivered a
                           Transfer Notice to CTC with respect to the sale and
                           purchase of the CTC Shares hereunder.

                  5.2.6    Registration of Transfer of CTC Shares. Ownership of
                           the CTC Shares shall be registered in the Register in
                           the name of the Company and the Purchaser shall have
                           delivered to the Company a certified extract from the
                           Register to such effect.

                  5.2.7    Conditions to the Assignment of the Loan. The
                           Purchaser shall have extended an unsecured loan to
                           CTC in a principal amount of at least $9,838,281.08
                           at an interest rate of 15% per annum, having a term
                           of no less than two years from the date of issue (the
                           "Loan"). OAO Alfa Bank shall have provided written
                           confirmation of repayment by CTC of the following
                           credit facilities in full (including all accrued and
                           unpaid interest and penalties thereon:

 ------------------------- -------------------- ---------------------------

 Number/Date               Principal Amount     Original Maturity Date
 ------------------------- -------------------- ---------------------------
 ------------------------- -------------------- ---------------------------

 57419/January 30, 2001    $1,500,000           March 28, 2003
 ------------------------- -------------------- ---------------------------
 ------------------------- -------------------- ---------------------------

 69615/December 25, 2001   $6,232,318.06        March 28, 2003
 ------------------------- -------------------- ---------------------------
 ------------------------- -------------------- ---------------------------

 82551/September 30, 2002  $475,000             March 28, 2003
 ------------------------- -------------------- ---------------------------

                                       -13-

                           Prior to the Closing, the Purchaser shall have
                           delivered to CTC written notice of the assignment of
                           the Loan to the Company. The Purchaser shall have
                           delivered to the Company true, correct, and complete
                           copies of all documents, instruments and other
                           writings evidencing the Loan, each as amended or
                           otherwise modified to date, and all waivers,
                           consents, releases, and correspondence related
                           thereto, which constitute all documents evidencing
                           the Loan and the Purchaser's ownership thereof (the
                           "Loan Documents"). As of the Closing Date, the Loan
                           Documents shall be in full force and effect and shall
                           not have been modified, amended, terminated,
                           rejected, disaffirmed, or repudiated by the Purchaser
                           or CTC. All Government Approvals with respect to the
                           making, assignment and repayment of the Loan shall
                           have been obtained, and shall be in full force and
                           effect as of the Closing Date.

                  5.2.8    Preliminary Consent of the Ministry of Antimonopoly
                           Policy. The Ministry of Antimonopoly Policy and
                           Support for Entrepreneurship of the Russian
                           Federation under Article 18 of Law No. 948-I of the
                           Russian Federative Soviet Socialist Republic "On
                           competition and limitation of monopolist activities
                           on commodities markets," dated March 22, 1991 (as
                           amended, the "Russian Competition Act") shall have
                           granted its preliminary written consent to the
                           acquisition by the Company of the CTC Shares
                           hereunder, and the terms and conditions of such
                           consent shall be reasonably satisfactory to the
                           Company.

                  5.2.9    No Exercise of Pre-Emptive Rights. The exercise
                           period afforded any stockholder of the Company that
                           has a right to maintain its percentage ownership in
                           the Company in connection with the Transactions (the
                           "Pre-Emptive Rights") shall have lapsed and no such
                           stockholder shall have exercised its Pre-Emptive
                           Rights.

                  5.2.10   Constituent Documents. The Purchaser shall have
                           delivered to the Company a certified copy of the
                           constituent documents of the Purchaser and
                           certificates of formation issued by the appropriate
                           Governmental Authorities.

                  5.2.11   Corporate Approvals. The Purchaser shall have
                           delivered to the Company a certified copy of the
                           decision of its authorized governing bodies
                           authorizing the execution, delivery and performance
                           of this Agreement and the other Transaction
                           Documents.

                  5.2.12   Other Company Shares. The Purchaser shall have
                           delivered to the Company a certificate, signed by an
                           authorized officer of the Purchaser, certifying that
                           the Purchaser together with all of its affiliates
                           (including, without limitation, OAO Alfa Bank and
                           Merrow Ventures Limited) has, as of the Closing Date,
                           a beneficial interest in, and/or option or right to
                           purchase, no more than 2% of the issued and
                           outstanding capital stock of the Company after giving
                           effect to the Recapitalization or Modified
                           Recapitalization (each term as defined in the
                           Company's Information Statement dated as of April 25,
                           2003) but immediately prior to the Closing.

                                       -14-

                  5.2.13   Lapse of Top-Up Election Period. If there has been an
                           exercise of any Pre-Emptive Rights, the period during
                           which the Purchaser shall be entitled to deliver a
                           Top-Up Election shall have lapsed.

         5.3.     Conditions Precedent to the Purchaser's Obligations at
                  Closing. Subject to the right of the Purchaser to waive in writing any such conditions to its performance, the
                  obligations of the Purchaser to be performed hereunder on the
                  Closing Date shall be conditioned upon satisfaction of the following conditions precedent:

                  5.3.1    Compliance. The Company shall have performed and
                           complied with all terms and conditions of this
                           Agreement at or before the Closing and the Company
                           shall have executed and delivered or caused to have
                           been executed and delivered to the Purchaser at the
                           Closing all documents contemplated to be delivered at
                           or before the Closing in accordance with Section
                           3.2.3 hereof.

                  5.3.2    Accuracy of Representations and Warranties. All
                           representations and warranties of the Company
                           contained in this Agreement shall remain true and
                           correct in all material respects at and as of
                           Closing.

                  5.3.3    No Litigation. No action or proceedings shall have
                           been instituted or threatened before or by any
                           Governmental Authority for the purpose of
                           invalidating, nullifying, enjoining, preventing or
                           restraining the Transactions contemplated by this
                           Agreement.

                  5.3.4    Corporate Approvals. The Company shall have delivered
                           to the Purchaser of a certified copy of the decision
                           of its Board of Directors authorizing the execution,
                           delivery and performance of this Agreement and the
                           other Transaction Documents.

                  5.3.5    Waiver of First Refusal Rights. CTC and OOO
                           CTC-Communications shall have waived their first
                           refusal rights with respect to each of the
                           acquisition of the CTC Shares by the Purchaser prior
                           to the Closing, and the transfer of the CTC Shares by
                           the Purchaser to the Company hereunder.

         5.4      Company's Rights if Condition Precedent Not Fulfilled. If any
                  of the conditions precedent set forth in Section 5.1 or 5.2 have not been fulfilled on or before August 31, 2003, then the
                  Company may, without limiting any rights or remedies available at law or equity:

                  5.4.1    defer the Closing by written notice to the Purchaser
                           for a reasonable period not to exceed thirty calendar
                           days unless otherwise agreed by the Parties to permit
                           the condition precedent to be fulfilled;

                  5.4.2    terminate this Agreement by written notice to the
                           Purchaser in accordance with Section 9.1.2 hereof, in
                           which event the Company and the Purchaser shall,
                           subject to Section 9.2, be released from all
                           obligations under this Agreement; or

                                       -15-

                  5.4.3    waive compliance with any such condition by express
                           written notice to the Purchaser without prejudice to
                           its right of termination in the event of
                           non-fulfillment of any other condition.

         5.5      Purchaser's Rights if Condition Precedent Not Fulfilled. If
                  any of the conditions precedent set forth in Section 5.1 or
                  5.3 have not been fulfilled on or before August 31, 2003, then the Purchaser may, without limiting any rights or remedies available at law or equity:

                  5.5.1    defer the Closing by written notice to the Company
                           for a reasonable period not to exceed thirty calendar
                           days unless otherwise agreed by the Parties to permit
                           the condition precedent to be fulfilled;

                  5.5.2    terminate this Agreement by written notice to the
                           Company in accordance with Section 9.1.3 hereof, in
                           which event the Company and the Purchaser shall,
                           subject to Section 9.2, be released from all
                           obligations under this Agreement; or

                  5.5.3    waive compliance with any such condition by express
                           written notice to the Company without prejudice to
                           its right of termination in the event of
                           non-fulfillment of any other condition.

                                    ARTICLE 6
                     CONDUCT OF BUSINESS; EXCLUSIVE DEALING

         6.1      Certain Conduct by the Purchaser. At all times from the date of this Agreement to the Closing Date, the Purchaser shall conduct its business in such a manner that on the Closing Date the representations and warranties with respect to the
                  Purchaser, the CTC Shares and the Loan contained in this
                  Agreement shall be true, accurate and complete, as though such representations and warranties were made on and as of such date.

         6.2      Certain Conduct by the Company. At all times from the date of this Agreement to the Closing Date, the Company shall conduct its business in such a manner that on the Closing Date the representations and warranties with respect to the Company and the Shares contained in this Agreement shall be true, accurate and complete, as though such representations and warranties were made on and as of such date.

         6.3      Exclusive Dealing. During the period from the date of this
                  Agreement to the Closing Date, the Purchaser shall not take any action to, directly or indirectly, encourage, initiate or engage in discussions or negotiations with, or provide any information to, any Person other than the Company or its
                  representatives or attorneys, concerning any purchase of the
                  CTC Shares or assignment of the Loan.

                                       -16-

                                    ARTICLE 7
                              ADDITIONAL COVENANTS

         7.1      Approvals. Each of the Parties shall (i) use its best efforts to obtain all corporate approvals, third party consents and
                  Government Approvals that are necessary or appropriate for such Party's execution and delivery of this Agreement, or its performance of the Transactions and (ii) keep the other Party informed at reasonable intervals of all such approvals and consents and of the stage of completion of receipt thereof.
                  Without limiting the generality of the foregoing, each of the
                  Parties shall promptly file any Notification and Report Forms and related material that it may be required to file with the
                  Federal Trade Commission and the Antitrust Division of the
                  United States Department of Justice under the
                  Hart-Scott-Rodino Act, shall use its reasonable best efforts to obtain an early termination of the applicable waiting
                  period, and shall make any further filings or information
                  submission pursuant thereto that may be necessary, proper or advisable.

         7.2      Waiver of First Refusal Rights. The Company shall cause CTC and OOO CTC-Communications to waive its first refusal rights with respect to the transfer of the CTC Shares from the
                  Purchaser to the Company and agrees to cause CTC and OOO
                  CTC-Communications to execute and deliver a written waiver to such effect.

                                    ARTICLE 8
                                 INDEMNIFICATION

         The Parties hereby agree that, in the event of breach by any Party of any representation, warranty, obligation or covenant contained in this
         Agreement, the breaching Party shall indemnify and hold harmless the other Party and any of its shareholders, directors, officers, employees, representatives, agents and advisors against any losses, claims, actions, damages or liabilities (including, without limitation, legal, accounting and other fees and expenses) directly or indirectly arising or resulting from or in any way attributable to such breach by the breaching Party.

                                    ARTICLE 9
                                   TERMINATION

         9.1      Termination. This Agreement and the Transactions contemplated hereby may be terminated at any time before the Closing Date:

                  9.1.1    by the mutual written consent of the Parties;

                  9.1.2    by the Company, by giving written notice to the
                           Purchaser, (i) if there has been a material
                           misrepresentation in this Agreement by the Purchaser,
                           or a material breach by the Purchaser of any of its
                           warranties or covenants set forth herein, or (ii) if
                           the Closing shall not have occurred on or before
                           August 31, 2003, or such other date as the Parties
                           may agree upon, by reason of the failure of any
                           condition precedent under Section 5.1 or 5.2 hereof;
                           or

                                       -17-

                  9.1.3    by the Purchaser, by giving written notice to the
                           Company, (i) if there has been a material
                           misrepresentation in this Agreement by the Company,
                           or a material breach by the Company of any of the
                           warranties or covenants of the Company set forth
                           herein, which breach is not cured within 30 calendar
                           days following written notice to the Company or which
                           breach by its nature cannot be cured prior to the
                           Closing, or (ii) if the Closing shall not have
                           occurred on or before August 31, 2003 or such other
                           date as the Parties may agree upon, by reason of the
                           failure of any condition precedent under Section 5.1
                           or 5.3 hereof.

         9.2      Effect of Termination. The termination of this Agreement shall not in any way operate to impair or destroy any of the rights or remedies of any Party that shall have accrued prior to the effective date of termination. The obligations, agreements, representations and warranties contained in Article 4
                  (Representations and Warranties), Article 8 (Indemnification),
                  Article 10 (Securities Law Compliance), Article 11 (Dispute
                  Resolution; Governing Law) and Section 13.2 (Publicity) shall survive termination.

                                   ARTICLE 10
                            SECURITIES LAW COMPLIANCE

         10.1     Restricted Securities. The Shares have not been and will not be registered under the Securities Act and will be issued to the Purchaser in reliance upon an exemption from such
                  registration. The Purchaser hereby confirms that it has been informed that the Shares are restricted securities under the
                  Securities Act and may not be resold or transferred unless the
                  Shares are first registered under the U.S. federal securities laws or unless an exemption from such registration is
                  available.

         10.2     Restrictions on Disposition of Shares. The Purchaser shall make no disposition of the Shares unless either (i) they first shall have been registered under the Securities Act, or (ii)
                  the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the
                  registration requirements of the Securities Act.
                  Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Purchaser to a wholly owned subsidiary of the Purchaser provided that the transferee in each case agrees in writing to be subject to the terms of this Article 10 to the same extent as if it were the original Purchaser hereunder, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

                                       -18-

         10.3     Restrictive Legends. The stock certificates for the Shares shall be endorsed with one or more of the following
                  restrictive legends:

                  "The shares represented by this certificate have not been
                  registered under the Securities Act of 1933, as amended. The shares may not be sold or offered for sale or otherwise
                  transferred, pledged or hypothecated unless and until such shares are registered under such act or an opinion of counsel satisfactory to the company is obtained to the effect that such negotiation is not required."

                  "The shares represented by this certificate are subject to an option granted to StoryFirst Communications, Inc. ("SFC") and accordingly may not be sold, assigned, transferred,
                  encumbered, or in any manner disposed of except in conformity with the terms of the option agreement dated _________, 2003 between SFC and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such
                  agreement is maintained at SFC's principal corporate offices."

                                   ARTICLE 11
                        DISPUTE RESOLUTION; GOVERNING LAW

         11.1     Dispute Resolution. Any controversy between the Parties,
                  including the construction or application of any of the terms, covenants or conditions of this Agreement shall on written request of one Party served upon the other, be submitted to arbitration and be governed by the rules of the American
                  Arbitration Association in effect on the date of referral to arbitration, except that in the event of any conflict between those rules and this Section 11.1, this Section 11.1 shall govern. The arbitration shall take place in New York, New York and shall be conducted in English. The arbitration shall be conducted by a single neutral arbitrator selected in
                  accordance with the rules of the American Arbitration
                  Association. The arbitrator (i) shall not have any power or authority to add to, alter, amend or modify the terms of this
                  Agreement and (ii) shall interpret and construe this Agreement in accordance with the laws of the State of New York and the
                  United States of America. The cost of such arbitration,
                  including reasonable attorney's fees, shall be borne by the losing Party or in such proportion as the arbitrator shall decide.

         11.2     Governing Law. This Agreement shall be governed by and
                  construed in accordance with the laws of the State of New York and the United States of America, without giving effect to the conflict of laws rules thereof.

                                   ARTICLE 12
                                     NOTICE

         12.1     Notice. Except as otherwise provided in this Agreement, any and all notices, consents, waivers, instructions, requests, votes, and other documents or communications shall be in
                  writing in English and signed by the person giving such notice or other communication. Notice and other documents and
                  communications shall be deemed properly given only if they are
                  (i) delivered personally; or (ii) transmitted by fax or by another instantaneous means of transmission (with confirmation of receipt in the case of transmission by fax or other
                  instantaneous means of transmission) to the following
                  addresses:

                                       -19-

                           (a) if to the Company, to:

                           StoryFirst Communications, Inc.
                           c/o Media Forte
                           12 3rd Khoroshevskaya ul.
                           123298 Moscow
                           Russian Federation
                           Tel.: +7 (095) 797-4105
                           Fax: +7 (095) 785-6349
                           Attention: President

                           With a copy (which copy shall not be deemed notice
                           hereunder) to:

                           Hale and Dorr
                           Alder Castle
                           10 Noble Street
                           London
                           England  EC2V 7QJ
                           Tel.: +44 (20) 7645-2400
                           Fax.: +44 (20) 7645-2424
                           Attention:  Trisha Johnson

                           (b) if to the Purchaser, to:

                           Alfa Capital Holdings (Cyprus) Limited
                           Presidium Building
                           3rd Floor
                           6 Demostenis Severis Avenue
                           Nicosia, Cyprus
                           Tel.: +357 22 681 988
                           Fax.: +357 22 681 505
                           Attn: Valery A. Zyukin

                  or at such address that any Party, as the case may be, may designate by official notice to the other Parties for the
                  receipt of such documents or communications.

         12.2     Receipt. All such notices or other communications shall be deemed to have been given or received: (i) upon receipt, if personally delivered; and (ii) upon confirmation of receipt, if notice is given by electronic facsimile.

                                      -20-

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1     Expenses. Each Party hereto shall be responsible for all costs incurred by it relating to negotiation, execution and delivery of this Agreement and the other Transaction Documents and
                  performance of the transactions contemplated hereby and
                  thereby. Without limiting the generality of foregoing, the
                  Purchaser shall pay the filing fee in accordance with the
                  Hart-Scott-Rodino Act.

         13.2     Publicity. Except as otherwise required by Applicable Law, no
                  Party shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior written approval of the other Parties to the contents and the manner of presentation and publication thereof.

         13.3     Survival. All covenants, agreements, representations and
                  warranties made herein shall survive the execution and
                  delivery of this Agreement and the issuance of the Shares
                  contemplated hereby.

         13.4     Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         13.5     No Assignment. No Party to this Agreement may assign or
                  otherwise transfer, in whole or in part, any of its rights or obligations arising hereunder or under any other Transaction
                  Document to any third parties without the prior written
                  approval of the other Parties hereto; provided, however, that the assignability of the rights and obligations under the
                  Stockholders' Agreement shall be governed by such agreement.

         13.6     Entire Agreement. This Agreement, the other Transaction
                  Documents and the other agreements and instruments referred to herein and therein, shall represent the entire agreement and understanding of the Parties hereto on the subject matter
                  hereof and supersedes all previous negotiations, agreements or understandings between or among some or all of them, whether written or oral. In the event of a conflict between this
                  Agreement and any of the exhibits hereto and agreements and instruments referred to herein or therein (other than the
                  Stockholders' Agreement), the terms of this Agreement shall govern.

         13.7     Amendments. No amendment or modification of this Agreement will be effective unless it is in writing and duly executed by each Party hereto.

         13.8     No Action on Behalf of Other Party. Except as otherwise
                  provided in this Agreement, no Party shall, without the prior written consent of the other Party, in any manner use the name of, act or purport to act for or as a representative or agent of, or enter into any obligations or responsibilities on
                  behalf of the other Party.

                                      -21-

         13.9     Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, and the Parties shall negotiate in good faith concerning alternative means of achieving the goals and objectives underlying the invalid or unenforceable provision.

         13.10    Third Party Beneficiaries. Each Party intends that this
                  Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Parties hereto.

         13.11    No Presumption. This Agreement shall be construed without
                  regard to any presumption or other rule requiring construction against the Party drafting or causing this Agreement to be drafted. References to any document, instrument or agreement shall (i) include all addenda, exhibits and other attachments thereto; (ii) include all documents, instruments or agreements issued or executed in replacement thereof; and (iii) mean such document, instrument or agreement as amended, modified and supplemented.

         13.12    Counterparts. This Agreement may be executed in two or more counterparts, and by the Parties hereto in separate
                  counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall
                  constitute one and the same instrument.

                                      -22-

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Agreement, all as of the day and year first above written.

STORYFIRST COMMUNICATIONS, INC.

By: /s/ Robert J. Clark
   -------------------------------
Name: Robert J. Clark
Title: President

ALFA CAPITAL HOLDINGS (CYPRUS) LIMITED

By: /s/ Valery Zyukin
   -------------------------------
Name: Valery Zyukin
Title: Director

                                      -23-